UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
May 16, 2019
(Date of earliest event reported)

Atlantic Capital Bancshares, Inc.
(Exact name of registrant as specified in its charter)

Georgia	001-37615	20-5728270
(State or Other Jurisdiction	(Commission File	(I.R.S. Employer
of Incorporation)	Number)	Identification No.)
945 East Paces Ferry Rd. NE, Suite 1600
Atlanta, Georgia 30326
(Address of principal executive offices) (Zip Code)
(404) 995-6050
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	ACBI	The Nasdaq Stock Market LLC (Nasdaq Global Select Market)
Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On May 16, 2019, Atlantic Capital Bancshares, Inc. (the “Company”) held its annual meeting of shareholders (the “Annual Meeting”). At the Annual Meeting, the Company’s shareholders voted on the matters disclosed in the Company’s definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on April 11, 2019 (the “Proxy Statement”). The final voting results for the matters submitted to a vote of stockholders are set forth below.

Proposal No. 1: Election of Directors

At the Annual Meeting, the Company’s shareholders elected the nine persons listed below as directors for a one-year term expiring at the 2020 annual meeting of shareholders or until his or her earlier resignation or retirement or until a successor is elected and qualified.

Director	Votes Cast For	Votes Withheld	Broker Non-Votes
Walter M. Deriso, Jr.	12,871,029	7,630,358	2,024,962
Shantella E. Cooper	20,233,589	267,798	2,024,962
Henchy R. Enden	20,393,648	107,739	2,024,962
James H. Graves	19,414,078	1,087,309	2,024,962
Douglas J. Hertz	20,233,075	268,312	2,024,962
R. Charles Shufeldt	20,450,139	51,248	2,024,962
Lizanne Thomas	20,190,020	311,367	2,024,962
Douglas L. Williams	19,140,097	1,361,290	2,024,962
Marietta Edmunds Zakas	20,450,139	51,248	2,024,962

Proposal No. 2: Ratification of the appointment of Ernst & Young LLP as the Company’s Independent Registered Public Accounting Firm for the fiscal year ending December 31, 2019

At the Annual Meeting, the Company’s shareholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2019.

For	Against	Abstentions	Broker Non-Votes
22,144,946	309,483	71,920	0

Item 7.01.     Regulation FD Disclosure.

Atlantic Capital Bancshares, Inc. will present certain information regarding the Company in meetings with certain investors beginning on May 20, 2019 and at the SunTrust Robinson Humphrey Annual Financial Services Conference on Tuesday, May 21, 2019. A copy of the presentation is furnished as Exhibit 99.1 to this Form 8-K. Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01.     Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Atlantic Capital Bancshares, Inc. Investor Presentation

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATLANTIC CAPITAL BANCSHARES, INC.

Dated:    May 20, 2019
By: /s/ Patrick T. Oakes
Name: Patrick T. Oakes
Title:     Executive Vice President and
Chief Financial Officer